SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                               September 19, 2000

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.

                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                      033-99514               41-1810301
(State of Incorporation)       (Commission File Number)     (IRS Employer
                                                             Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7. Financial Statements and Exhibits

        Ex. 20a       Series 1997-1 August Certificateholders' Statement

        Ex. 20b       Series 1997-2 August Certificateholders' Statement

        Ex. 20c       Series 1998-2 August Securityholder's Statement

        Ex. 20d       Series 1998-3 August Securityholder's  Statement

        Ex. 20e       Series 1999-1 August Securityholder's Statement

        Ex. 20f       Series 1999-2 August Securityholder's Statement

        Ex. 20g       Series 1999-3 August Securityholders's Statement

        Ex. 20h       Series 2000-1 August Securityholder's Statement

        Ex. 20I       Series 2000-2 August Securityholder's Statement

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRIS RECEIVABLES, INC.



                                       By/s/ Ralph A. Than
                                             Ralph A. Than
                                             Senior Vice President, Treasurer

Dated:  September 19, 2000